EXHIBIT 10.7

                                                               EXECUTION VERSION
                                                               -----------------

                SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     This Second Amendment to Securities Purchase Agreement (this "Second Amendment") is entered into as of the 29th day of October, 2004, by and among Carrizo Oil & Gas, Inc., a Texas corporation (the "Company") and the Investors listed on the signature pages hereto (each an "Investor" and collectively, the "Investors").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and the initial investors thereunder entered into that certain Securities Purchase Agreement dated as of December 15, 1999, as amended by that certain First Amendment dated as of June 7, 2004 (as amended, the "Securities Purchase Agreement"; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Securities Purchase Agreement); and

     WHEREAS, the Company has requested that the Investors amend the Securities Purchase Agreement and waive the right to an additional financial covenant arising pursuant to Section 8.13(c) of the Securities Purchase Agreement as a result of the addition of an EBITDA to Interest Expense Ratio covenant to
Section 12.8(e) of the Senior Credit Agreement; and

     WHEREAS, subject to the terms and conditions set forth herein, the Investors have agreed to the Company's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company and the Investors hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Securities Purchase Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

     1.1 Amended Definitions. (a) The definition of "Applicable Prepayment Premium" in Section 1.1 of the Securities Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

          "Applicable Prepayment Premium" means, at any date of determination in connection with a prepayment of the Notes in accordance with Sections 3.5 and 3.6 hereof during any period set forth below, an amount equal to the amount set forth below opposite such period:

                   Prepayment Rate During the Period                        % of Principal Being Paid
                   ---------------------------------                        -------------------------
                   June 1, 2004 to and including the
                   fifth anniversary of the Closing Date                                          3%

                                       1

                   At anytime after the fifth anniversary of the
                   Closing Date to and including the eighth
                   anniversary of the Closing Date                                                1%

                   At anytime after the eighth anniversary
                   of the Closing Date                                                            0%

          (b) Subparagraph (a) of the definition of "Senior Indebtedness" in Section1.1 of the Securities Purchase Agreement shall be and it hereby is amended in its entirety to read as follows:

          (a) all "Indebtedness" as defined in the Senior Credit Agreement, now existing or hereinafter created;

     1.2  Additional  Definitions.   Section  1.1  of  the  Securities  Purchase
Agreement shall be and it hereby is amended by adding the following definitions in proper alphabetical order:

          "Applicable Period" as defined in Section 12.15.

          "Disclosure Notice" as defined in Section 12.15.

          "Registrable Securities" as defined in the Secured Note Purchase Agreement.

          "Secured Note Purchase Agreement" means that certain Note Purchase Agreement dated as of October 29, 2004, by and among the Company, the Secured Noteholders, and PCRL Investments L.P., as collateral agent for the Secured Noteholders, as such agreement may be amended, restated, refinanced, replaced, supplemented or modified from time to time.

          "Secured Notes" means the 10% Senior Subordinated Secured Notes due December 15, 2008 issued by the Company to the Secured Noteholders pursuant to the terms of the Secured Note Purchase Agreement, as such notes, may be amended, restated, supplemented or modified from time to time.

          "Secured Noteholders" means the holders from time to time of the Secured Notes issued pursuant to the Secured Note Purchase Agreement.

          "Senior Secured Indebtedness" means the "Indebtedness" as defined in the Secured Note Purchase Agreement.

          "Trading Day" as defined in the Secured Note Purchase Agreement.

     1.3 Indebtedness.

     (a) Subparagraph (k) of Section 8.1 of the Securities Purchase Agreement shall be and it hereby is amended by deleting "and" at the end of such subparagraph.

     (b) Subparagraph (l) of Section 8.1 of the Securities Purchase Agreement shall be and it hereby is amended by deleting "." at the end of such subparagraph and inserting ";" in lieu thereof.

     (c) Subparagraph (m) of Section 8.1 of the Securities Purchase Agreement shall be and it hereby is amended by deleting "." at the end of such subparagraph and inserting "; and" in lieu thereof.

     (d) Section 8.1 of the Securities Purchase Agreement is hereby amended by adding the following subparagraph at the end of such section:

          (m) The Senior Secured Indebtedness.

     1.4 Liens.

     (a) Subparagraph (p) of Section 8.2 of the Securities Purchase Agreement shall be and it hereby is amended by deleting "and" at the end of such subparagraph.

     (b) Subparagraph (q) of Section 8.2 of the Securities Purchase Agreement shall be and it hereby is amended by deleting "." at the end of such subparagraph and inserting ";" in lieu thereof.

     (c) Subparagraph (r) of Section 8.2 of the Securities Purchase Agreement shall be and it hereby is amended by deleting "." at the end of such subparagraph and inserting "; and" in lieu thereof.

     (d) Section 8.2 of the Securities Purchase Agreement is hereby amended by adding the following subparagraph at the end of such section:

          (m) Liens securing the Senior Secured Indebtedness.

     1.5 Repurchase of Common Stock.

          Section 8.5(a) of the Securities Purchase Agreement shall be and it hereby is amended by adding the following subsection at the end thereof:

          and (vi) the Company may repurchase its common stock as contemplated by Section 2(c) of the Registration Rights Agreement (as defined in the Secured Note Purchase Agreement).

     1.6 Restrictions on Ability of Subsidiaries to Make or Repay Intercompany Loans.

          Section 8.5(b)(ii) of the Securities Purchase Agreement shall be and it hereby is amended by adding the following provision after the phrase "permitted Secured Indebtedness)":

          and Section 7.6 of the Secured Note Purchase Agreement

     1.7 Confidentiality. Section 12.15 of the Securities Purchase Agreement shall be and it hereby is amended by adding the following at the end of such section:

          (a) For the purposes of this Section 12.15, "Confidential Information" means information delivered to any Investor by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement and the other Note Documents (including, without limitation, any information regarding the transactions contemplated by the Secured Note Purchase Agreement provided prior to October 29, 2004) that is identified as confidential or should reasonably be known to be confidential, provided that such term does not include information that (i) was publicly known or otherwise known to such Investor prior to the time of such disclosure, (ii) subsequently becomes publicly known through no act or omission by any Investor or any Person acting on its behalf, or (iii) otherwise becomes known to any Investor other than through disclosure by the Company or any Subsidiary.

          (b) Subject to Section 12.15(e), each Investor will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Investor in good faith to protect confidential information of third parties delivered to such Investor, provided that such Investor may deliver or disclose Confidential Information to the following Persons as to whom the Investor remains responsible for their maintenance of confidentiality to the extent required herein (other than the Persons described in clauses (iii), (vi) and (vii)), (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Notes), (ii) its financial advisors and other professional advisors who are made aware of the confidential nature of such information, (iii) any other holder of Notes, (iv) any eligible Person to which any Investor sells or offers to sell Notes or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such
     Confidential Information to be bound by the provisions of this Section 12.15), (v) any Person from which such Investor offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12.15), (vi) any federal or state regulatory authority having jurisdiction over such Investor, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about its investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Investor, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Investor is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Investor may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes and this Agreement.

          (c) Each Investor, by its acceptance of Notes, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section
     12.15 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Investor of information required to be delivered to such Investor under this Agreement or requested by such Investor (other than an Investor that is a party to this Agreement or its nominee) such Investor will enter into an agreement with the Company embodying the provisions of this Section 12.15.

          (d) Notwithstanding anything to the contrary herein or in any other Note Document and unless otherwise requested by written notice of an Investor to the Company, the Company shall have no obligation to deliver any Confidential Information to any Investor.

          (e) If at any time after the Closing Date:

               (i) any Confidential Information not disclosed to such Investor prior to October 29, 2004 that is material and non-public regarding the Company or any of its Subsidiaries is delivered to an Investor by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement prior to delivery of the written notice specified in Section 12.15(d);

               (ii) at such time (A) such Investor, together with its Affiliates, is the holder of Registrable Securities (as defined in the Secured Note Purchase Agreement) representing five one-hundredths of one percent (0.05%) or more of the outstanding Common Stock of the Company; or (B) the Issue Date related to any Significant Stock Payment Notice (as defined in the Secured Note Purchase Agreement) issued to such Investor or any of its Affiliates has not occurred; and

               (iii)  such  Investor  delivers  written  notice  to the  Company
          indicating  that  an  Applicable   Period  has  begun  (a  "Disclosure
          Notice"),

               then as of the end of the Applicable Period set forth in such Disclosure Notice (or such earlier date as the Company shall have complied with clause (x) of this Section 12.15(e)(iii)) (unless such Confidential Information is no longer material, or is no longer Confidential Information):

                    (x) the Company shall be obligated to disclose such Confidential Information in a manner compliant with Regulation FD of the Exchange Act and in sufficient detail such that such Investor shall not be restricted from trading the securities of the Company under the U.S. or any state securities laws due to its knowledge of such Confidential Information;

                    (y) the  obligations to keep such  Confidential  Information confidential and not trade while in possession of such information of such Investor under Section 12.15(b) shall terminate; and

                    (z) to the extent the Company  shall not have  complied with clause (x) of this Section 12.15(e)(iii) prior to the end of the Applicable Period, such Investor, without liability, risk or obligation to the Company or any of its Subsidiaries, may (following consultation with the Company, to the extent possible) disclose such Confidential Information in a manner compliant with Regulation FD of the Exchange Act but only in such detail such that such Investor shall not be restricted from trading the securities of the Company under the U.S. or any state securities laws due to its knowledge of such Confidential Information.

                    (f) For purposes of this Section 12.15,  "Applicable Period"
               means, as of the date any Investors receives Confidential Information prior to delivery of the written notice specified in
               Section 12.15(d) with respect to such Confidential Information, the period specified in the table below opposite the percentage ownership of the outstanding shares of Common Stock of the Company represented by the aggregate number of Registrable Securities issued to such Investor and its Affiliates during the period of thirty (30) consecutive Trading Days immediately preceding but excluding such date plus the aggregate number of shares of Registrable Securities to be issued pursuant to any Significant Stock Payment Notice then in effect:

                      ------------------------------------- ----------------------------------
                              Percentage Ownership                   Applicable Period
                      ------------------------------------- ----------------------------------
                        More than 0.05% but less than or        Twelve (12) Trading Days
                                 equal to .75%
                      ------------------------------------- ----------------------------------
                        More than .75% but less than or           Five (5) Trading Days
                                 equal to 1.5%
                      ------------------------------------- ----------------------------------
                                 More than 1.5%                  Three (3) Trading Days
                      ------------------------------------- ----------------------------------

                    The Trading Days  included in any  Applicable  Period during which any Investor is not permitted to sell Registrable Securities shall be included in the determination of whether an "Event" has occurred as such term is defined in and to the extent provided by the Registration Rights Agreement (as defined in the Secured Notes Purchase Agreement) and to the extent such Trading Days include Trading Days that would otherwise be included in any Measurement Period (as defined in the Secured Notes Purchase Agreement), such Trading Days shall be excluded for such Measurement Period as if such Trading Days were not Trading Days (it being understood that such Measurement Period shall be extended so that the Measurement Period is the full applicable period of Trading Days), and the date for any payment relating to such Measurement Period shall be extended for the number of days equal to the Trading Days excluded from the Measurement Period.

     SECTION 2. Waiver. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4.4 hereof, and in reliance upon the representations and warranties of the Company set forth in the Securities Purchase Agreement and in this Second Amendment, and notwithstanding anything to the contrary contained in the Securities Purchase Agreement (including pursuant to Section 8.13(c) of the Securities Purchase Agreement), the Investors hereby waive their right to an additional financial covenant to the Securities Purchase Agreement arising pursuant to Section 8.13(c) as a result of the addition of an EBITDA to Interest Expense Ratio to Section 12.8(e) of the Senior Credit Agreement. Nothing contained herein shall obligate any Investor to grant any additional or future waiver of the obligations to comply with Section

8.13(c) of the Securities Purchase Agreement or any other provision thereof or any other Note Document.

     SECTION 3. Representations and Warranties. In order to induce the Investors to enter into this Second Amendment, the Company hereby represents and warrants to the Investors that upon the effectiveness of this Second Amendment:

          (a) each representation and warranty of the Company contained in the Securities Purchase Agreement is true and correct in all material respects as of the date hereof (except to the extent that any such representation and warranty is expressly made as of a particular date, in which event such representation and warranty was true and correct as of such date);

          (b) neither a Default nor an Event of Default has occurred which is continuing; and

          (c) the Company does not have any defenses to payment, counterclaims or rights of set-off with respect to any of its obligations pursuant to the Securities Purchase Agreement on the date hereof.

     SECTION 4. Miscellaneous.

     4.1 Reaffirmation. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions of the Securities Purchase Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Securities Purchase Agreement. Except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Securities Purchase Agreement are ratified and confirmed and shall continue in full force and effect.

     4.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.3 Expenses. The Company hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Investors incurred by the Investors in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

     4.4 Effectiveness. This Second Amendment shall become effective upon satisfaction of each of the conditions precedent set forth in this Section 4.4.

          A. The Company and the Investors shall have executed and delivered this Second Amendment.

          B. No Default or Event of Default shall exist.

          C. The Investors shall have received a copy of a duly executed amendment to the Senior Credit Agreement in form and substance acceptable to the Investors.

     4.5 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until this Second Amendment has been executed by the Company and the Investors at which time this Second Amendment shall be binding on, enforceable against and inure to the benefit of the Company and the Investors. Facsimiles shall be effective as originals.

     4.6 COMPLETE AGREEMENT. THE SECURITIES PURCHASE AGREEMENT, AS AMENDED, AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.7 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     4.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.


                            [Signature pages follow]

     IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties set forth below as of the date first written above.

CARRIZO OIL & GAS, INC.


By: /s/ PAUL F. BOLING
    -------------------------------------------------
Name: Paul F. Boling
Title:   Vice President and Chief Financial Officer

INVESTORS:

STEELHEAD INVESTMENTS LTD.

By:      HBK Investments L.P.
Title:   Investment Advisor


         By: /s/ WILLIAM E. ROSE
             -------------------------------------------------
         Name: William E. Rose
         Title:   Authorized Signatory